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                                                                   Exhibit 10.12



                                David L. Epstein
                                3478 Derby Lane
                         Ft. Lauderdale, Florida 33331



                                January 12, 2000




Mark J. Gordon
19951 N.E. 39th Place
Aventura, Florida 33180

Dear Mark:

     This will confirm that we hereby agree that the certain Stockholders Agreement dated May 10, 1996, between Mark J. Gordon and David L. Epstein (the "Agreement") is terminated as of the date hereof and, accordingly, neither of us has any further obligations or liabilities thereunder.

     By your execution of a copy of this letter, you hereby confirm that you hereby agree to the termination of the Agreement as set forth in the foregoing paragraph.


                                             Sincerely,


                                             /s/ David L. Epstein
                                             -----------------------------
                                             David L. Epstein

AGREED TO AND ACCEPTED BY:

/s/ Mark J. Gordon
----------------------------
Mark J. Gordon